Exhibit 99

OFG Bancorp Reports 1Q25 Results
SAN JUAN, Puerto Rico, April 23, 2025 – OFG Bancorp (NYSE: OFG), the financial holding company for Oriental Bank, today reported results for the first quarter ended March 31, 2025. EPS diluted of $1.00 compared to $1.09 in 4Q24 and $1.05 in 1Q24. Total core revenues of $178.3 million compared to $181.9 million in 4Q24 and $174.2 million in 1Q24.
CEO Comment
José Rafael Fernández, Chief Executive Officer, said: “The first quarter reflected a strong start to the year with solid overall performance, consistent financial results, and excellent operating execution. Highlights included customer and deposit growth, and improved consumer credit. As part of our Digital First strategy, we are the first among Puerto Rico banks to launch an Omnichannel online and mobile app for a truly seamless experience, Smart Banking insights to help customers better manage their finances, and Apple Pay for fast and easy credit and debit transactions. While our strategic investment in technology is driving innovation, our investment in people is building strong customer relationships through our island-wide network.”
“During the quarter, we also repurchased $23.4 million of common shares and increased the common dividend 20%. The increase in return was supported by our earnings and elevated capital levels, with a CET1 ratio at 14.3%. At this time, Puerto Rico’s economy continues to be stable, benefiting from public and private investment, but we are closely monitoring increased global economic and geopolitical uncertainties. Our balance sheet provides us with a strong foundation during volatile or challenging times. Thanks to our team members for helping make this possible and bringing progress to our customers.”
1Q25 Highlights
Performance Metrics: Net interest margin of 5.42%, return on average assets of 1.56%, return on average tangible common stockholders’ equity of 15.28%, and efficiency ratio of 52.42%.
Total Interest Income of $189.2 million compared to $190.2 million in 4Q24 and $183.4 million in 1Q24. Compared to 4Q24, 1Q25 decreased $0.9 million, reflecting two fewer business days, which negatively affected interest income by approximately $3.0 million, partially offset by higher balances and yields on investment securities and higher loan balances.
Total Interest Expense of $40.2 million compared to $41.0 million in 4Q24 and $39.3 million in 1Q24. Compared to 4Q24, 1Q25 decreased $0.9 million, primarily reflecting two fewer business days. Higher average balances of core deposits at a lower rate were partially offset by higher average balances of borrowings and brokered deposits.
Total Banking & Financial Service Revenues of $29.2 million compared to $32.8 million in 4Q24 and $30.1 million in 1Q24. 4Q24 included $4.8 million combined in annual insurance fees and favorable MSR valuation. Excluding that, 1Q25 total banking and financial services revenues increased.

Pre-Provision Net Revenues of $85.1 million compared to $83.0 million in 4Q24 and $83.0 million in 1Q24.
Total Provision for Credit Losses of $25.7 million compared to $30.2 million in 4Q24 and $15.1 million in 1Q24. 1Q25 primarily reflected $17.4 million for increased loan volume, $4.8 million for a specific reserve for three commercial loans, and $3.5 million to reflect auto current loss given default trends post pandemic.
Credit Quality: Net charge-offs of $20.4 million (1.05% of average loans) compared to $15.9 million (0.82%) in 4Q24 and $19.8 million (1.05%) in 1Q24. 1Q25 included a $2.9 million partial charge-off of a previously reserved commercial loan, while 4Q24 included $2.6 million in recoveries from the sale of previously charged-off auto and consumer loans. 1Q25 early and total delinquency rates improved to 2.19% and 3.49%, respectively, reflecting seasonal trends. The nonperforming loan rate was 1.11%.
Total Non-Interest Expense of $93.5 million compared to $99.7 million in 4Q24 and $91.4 million in 1Q24. Compared to 4Q24, 1Q25 compensation reflected $1.6 million in seasonal FICA expenses and merit raises, while general and administrative declined $2.0 million, reflecting a $3.1 million volume incentive payment from a business partner, partially offset by $1.2 million for increased electronic banking fee volume and other related costs. 4Q24 included $4.8 million in early retirement, rightsizing and performance incentives.
Income Tax Expense of $13.9 million compared to $2.4 million in 4Q24 and $18.2 million in 1Q24. 1Q25 ETR was 23.34%, reflecting an anticipated rate of 26.14% for the year and the benefit of $1.7 million in discrete items.
Loans Held for Investment (EOP) of $7.85 billion compared to $7.79 billion in 4Q24 and $7.54 billion in 1Q24. Compared to 4Q24, 1Q25 loans increased 0.8%, reflecting growth in auto, U.S. commercial, Puerto Rico commercial, and consumer loans, partially offset by a decline in residential mortgage. Year-over-year, loans increased 4.15%.
New Loan Production of $558.9 million compared to $609.0 million in 4Q24 and $536.6 million in 1Q24. Compared to 4Q24, 1Q25 reflected seasonal declines in Puerto Rico lending, partially offset by increases in U.S. commercial lending.
Total Investments (EOP) of $2.79 billion compared to $2.72 billion in 4Q24 and $2.48 billion in 1Q24. Compared to 4Q24, 1Q25 reflected purchases of $100 million of mortgage-backed securities yielding 5.40%, partially offset by MBS repayments.
Customer Deposits (EOP) of $9.76 billion increased $308.4 million from $9.45 billion in 4Q24 and $211.5 million from $9.55 billion in 1Q24. Compared to 4Q24, 1Q25 reflected increases in demand, savings and time deposits, from commercial, government, and retail accounts.
Total Borrowings & Brokered Deposits (EOP) of $421.5 million compared to $557.2 million in 4Q24 and $203.3 million in 1Q24. 1Q25 reflected the maturity of $145 million in repurchase agreement funding and Federal Home Loan Bank advances. Separately, a two-year $200 million FHLB advance was renewed at 4.14% compared to the previous rate of 4.52%.
Cash & Cash Equivalents (EOP) of $710.6 million compared to $591.1 million in 4Q24 and $754.4 million in 1Q24.
Capital: CET1 ratio was 14.27% compared to 14.26% in 4Q24 and 14.45% in 1Q24. Tangible Common Equity ratio was 10.30% compared to 10.13% in 4Q24 and 10.06% in 1Q24. Tangible Book Value per share was $26.66 compared to $25.43 in 4Q24 and $23.55 in 1Q24.
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Conference Call, Financial Supplement & Presentation
A conference call to discuss 1Q25 results, outlook and related matters will be held today at 10:00 AM ET. Phone (800) 267-6316 or (203) 518-9783. Conference ID: OFGQ125. The call can also be accessed live on www.ofgbancorp.com with webcast replay shortly thereafter. OFG’s Financial Supplement, with full financial tables for the quarter ended March 31, 2025, and the 1Q25 Conference Call Presentation, can be found on the Quarterly Results page on OFG’s Investor Relations website at www.ofgbancorp.com.
Non-GAAP Financial Measures
In addition to our financial information presented in accordance with GAAP, management uses certain “non-GAAP financial measures” within the meaning of SEC Regulation G, to clarify and enhance understanding of past performance and prospects for the future. Please refer to Tables 8-1 and 8-2 in OFG’s above-mentioned Financial Supplement for a reconciliation of GAAP to non-GAAP measures and calculations.
Forward Looking Statements
The information included in this document contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations and involve certain risks and uncertainties that may cause actual results to differ materially from those expressed in the forward-looking statements. Factors that might cause such a difference include but are not limited to (i) general business and economic conditions, including changes in interest rates; (ii) cybersecurity breaches; (iii) hurricanes, earthquakes, pandemics, and other natural disasters; and (iv) competition in the financial services industry. For a discussion of such factors and certain risks and uncertainties to which OFG is subject, please refer to OFG’s annual report on Form 10-K for the year ended December 31, 2024, as well as its other filings with the U.S. Securities and Exchange Commission. Other than to the extent required by applicable law, including the requirements of applicable securities laws, OFG assumes no obligation to update any forward-looking statements to reflect occurrences or unanticipated events or circumstances after the date of such statements.
About OFG Bancorp
Now in its 61st year in business, OFG Bancorp is a diversified financial holding company that operates under U.S., Puerto Rico and U.S. Virgin Islands banking laws and regulations. Its three principal subsidiaries, Oriental Bank, Oriental Financial Services, and Oriental Insurance, provide a wide range of retail and commercial banking, lending and wealth management products, services, and technology, primarily in Puerto Rico and U.S. Virgin Islands. Our mission is to make progress possible for our customers, employees, shareholders, and the communities we serve. Visit us at www.ofgbancorp.com.
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Contacts
Puerto Rico & USVI: Lumarie Vega López (lumarie.vega@orientalbank.com) and Victoria Maldonado Rodríguez (victoria.maldonado@orientalbank.com) at (787) 771-6800
US: Gary Fishman (gfishman@ofgbancorp.com) and Michael Wichman (michael.wichman@ofgbancorp.com) at (212) 532-3232
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OFG Bancorp
Financial Supplement
The information contained in this Financial Supplement is preliminary and based on data available at the time of the earnings presentation, and investors should refer to our March 31, 2025 Quarterly Report on Form 10-Q once it is filed with the Securities and Exchange Commission.

OFG Bancorp (NYSE: OFG)
Table 1-1: Financial and Statistical Summary - Consolidated

		2025	2024	2024	2024	2024
(Dollars in thousands, except per share data) (unaudited)		Q1	Q4	Q3	Q2	Q1
Statement of Operations
Net interest income		$149,071	$149,138	$147,875	$147,325	$144,102
Non-interest income, net (core)	(1)	29,212	32,766	26,271	32,085	30,059
Total core revenues	(2)	178,283	181,904	174,146	179,410	174,161
Non-interest expense		93,452	99,718	91,600	92,960	91,412
Pre-provision net revenues	(21)	85,136	82,977	83,143	86,841	83,038
Total provision for credit losses		25,688	30,190	21,359	15,581	15,121
Net income before income taxes		59,448	52,787	61,784	71,260	67,917
Income tax expense		13,876	2,440	14,784	20,129	18,225
Net income available to common stockholders		45,572	50,347	47,000	51,131	49,692
Common Share Statistics
Earnings per common share - basic	(3)	$1.01	$1.10	$1.01	$1.09	$1.06
Earnings per common share - diluted	(4)	$1.00	$1.09	$1.00	$1.08	$1.05
Average common shares outstanding		45,295	45,946	46,560	46,952	47,096
Average common shares outstanding and equivalents		45,509	46,248	46,846	47,131	47,343
Cash dividends per common share		$0.30	$0.25	$0.25	$0.25	$0.25
Book value per common share (period end)		$28.83	$27.60	$28.31	$26.37	$25.75
Tangible book value per common share (period end)	(5)	$26.66	$25.43	$26.15	$24.18	$23.55
Balance Sheet (Average Balances)
Loans	(6)	$7,784,757	$7,717,566	$7,634,511	$7,613,307	$7,541,757
Interest-earning assets		11,152,184	10,981,886	10,837,380	10,758,623	10,739,590
Total assets		11,657,544	11,523,140	11,347,795	11,233,202	11,199,867
Core deposits		9,623,779	9,555,213	9,588,752	9,599,842	9,532,790
Total deposits		9,782,001	9,651,748	9,609,820	9,601,408	9,591,527
Interest-bearing deposits		7,240,258	7,107,550	7,042,467	7,023,192	7,055,207
Borrowings		358,666	329,231	241,062	219,903	220,773
Stockholders' equity		1,290,888	1,304,779	1,280,760	1,223,669	1,213,469
Performance Metrics
Net interest margin	(7)	5.42%	5.40%	5.43%	5.51%	5.40%
Return on average assets	(8)	1.56%	1.75%	1.66%	1.82%	1.77%
Return on average tangible common stockholders' equity	(9)	15.28%	16.71%	15.94%	18.24%	17.92%
Efficiency ratio	(10)	52.42%	54.82%	52.60%	51.81%	52.49%
Full-time equivalent employees, period end		2,223	2,246	2,236	2,239	2,230
Credit Quality Metrics
Allowance for credit losses		$181,174	$175,863	$161,500	$157,301	$156,563
Allowance as a % of loans held for investment		2.31%	2.26%	2.08%	2.06%	2.08%
Net charge-offs		$20,370	$15,862	$17,103	$15,013	$19,812
Net charge-off rate	(11)	1.05%	0.82%	0.90%	0.79%	1.05%
Early delinquency rate (30 - 89 days past due)		2.19%	2.95%	2.78%	2.81%	2.41%
Total delinquency rate (30 days and over)		3.49%	4.38%	4.10%	3.71%	3.30%
Capital Ratios (period end) (Non-GAAP)	(12)(20)
Leverage ratio		10.83%	10.93%	11.12%	10.86%	10.76%
Common equity Tier 1 capital ratio		14.27%	14.26%	14.37%	14.29%	14.45%
Tier 1 risk-based capital ratio		14.27%	14.26%	14.37%	14.29%	14.45%
Total risk-based capital ratio		15.53%	15.52%	15.63%	15.54%	15.71%
Tangible common equity ("TCE") ratio		10.30%	10.13%	10.72%	10.09%	10.06%

OFG Bancorp (NYSE: OFG)
Table 2-1: Consolidated Statements of Operations

	Quarter Ended
(Dollars in thousands, except per share data) (unaudited)	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024
Interest income:
Loans
Non-PCD loans	$137,690	$139,659	$139,358	$137,741	$132,972
PCD loans	15,718	15,682	15,052	16,516	16,622
Total interest income from loans	153,408	155,341	154,410	154,257	149,594
Investment securities and cash	35,814	34,822	34,620	33,401	33,832
Total interest income	189,222	190,163	189,030	187,658	183,426
Interest expense:
Deposits
Core deposits	34,645	36,312	38,123	37,791	35,989
Brokered deposits	1,647	1,020	221	21	803
Total deposits	36,292	37,332	38,344	37,812	36,792
Borrowings	3,859	3,693	2,811	2,521	2,532
Total interest expense	40,151	41,025	41,155	40,333	39,324
Net interest income	149,071	149,138	147,875	147,325	144,102
Provision for credit losses, excluding PCD loans	24,810	32,838	21,070	16,913	16,605
Provision for (recapture of) credit losses on PCD loans	878	(2,648)	289	(1,332)	(1,484)
Total provision for credit losses	25,688	30,190	21,359	15,581	15,121
Net interest income after provision for credit losses	123,383	118,948	126,516	131,744	128,981
Non-interest income:
Banking service revenues	15,981	15,329	15,554	18,781	17,259
Wealth management revenues	8,455	10,626	8,449	8,440	8,107
Mortgage banking activities	4,776	6,811	2,268	4,864	4,693
Total banking and financial service revenues	29,212	32,766	26,271	32,085	30,059
Other income, net	305	791	597	391	289
Total non-interest income, net	29,517	33,557	26,868	32,476	30,348
Non-interest expense:
Compensation and employee benefits	39,932	42,959	38,468	38,467	39,816
Occupancy, equipment and infrastructure costs	14,820	15,284	15,124	14,393	14,322
General and administrative expenses	37,672	39,672	36,736	40,831	36,606
Foreclosed real estate and other repossessed assets expenses (income), net	1,028	1,803	1,272	(731)	668
Total non-interest expense	93,452	99,718	91,600	92,960	91,412
Income before income taxes	59,448	52,787	61,784	71,260	67,917
Income tax expense	13,876	2,440	14,784	20,129	18,225
Net income available to common shareholders	$45,572	$50,347	$47,000	$51,131	$49,692

OFG Bancorp (NYSE: OFG)
Table 3: Consolidated Statements of Financial Condition

(Dollars in thousands) (unaudited)		March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024
Cash and cash equivalents		$710,600	$591,137	$680,587	$740,429	$754,392
Investments:
Trading securities		19	18	18	16	14
Investment securities available-for-sale, at fair value, no allowance for credit losses for any period
Mortgage-backed securities		2,413,420	2,336,505	2,228,399	1,895,067	1,746,195
US treasury securities		1,384	1,150	1,136	200,658	150,915
Other investment securities		533	550	567	581	597
Total investment securities available-for-sale		2,415,337	2,338,205	2,230,102	2,096,306	1,897,707
Investment securities held-to-maturity, at amortized cost, no allowance for credit losses for any period
Mortgage-backed securities		286,824	292,158	297,713	303,621	309,764
US treasury securities		—	—	—	—	199,727
Other investment securities		35,000	35,000	35,000	35,000	35,000
Total investment securities held-to-maturity		321,824	327,158	332,713	338,621	544,491
Equity securities		48,785	54,896	45,692	41,074	40,162
Total investments		2,785,965	2,720,277	2,608,525	2,476,017	2,482,374
Loans, net		7,688,271	7,633,831	7,604,700	7,503,142	7,411,378
Other assets:
Prepaid expenses		68,216	72,010	98,755	88,137	61,916
Deferred tax asset, net		6,299	6,248	4,130	4,094	4,379
Foreclosed real estate and repossessed properties		10,927	10,597	11,388	12,239	17,694
Premises and equipment, net		103,577	104,512	105,279	104,384	104,980
Goodwill		84,241	84,241	84,241	84,241	84,241
Other intangibles		13,550	14,782	16,260	17,738	19,216
Right of use assets		18,663	19,197	20,355	20,298	21,606
Servicing asset		69,238	70,435	68,512	49,789	49,553
Accounts receivable and other assets		169,710	173,467	158,650	158,577	147,506
Total assets		$11,729,257	$11,500,734	$11,461,382	$11,259,085	$11,159,235
Deposits:
Demand deposits		$5,841,418	$5,627,406	$5,859,787	$6,017,364	$6,036,891
Savings accounts		2,107,622	2,064,916	2,019,832	2,002,342	2,001,770
Time deposits		1,808,117	1,756,389	1,653,402	1,585,126	1,507,037
Brokered deposits		165,812	156,075	75,631	418	2,576
Total deposits		9,922,969	9,604,786	9,608,652	9,605,250	9,548,274
Borrowings:
Securities sold under agreements to repurchase		—	75,222	—	—	—
Advances from FHLB and other borrowings		255,642	325,952	270,827	200,741	200,766
Total borrowings		255,642	401,174	270,827	200,741	200,766
Other liabilities:
Acceptances outstanding		35,269	31,526	26,055	28,504	25,826
Lease liability		20,795	21,388	22,604	22,605	23,969
GNMA buy-back option program liability	(22)	44,665	48,586	41,801	19,008	18,510
Deferred tax liability, net		44,223	40,718	57,503	33,873	22,876
Accrued expenses and other liabilities		110,333	98,185	115,808	121,402	103,361
Total liabilities		10,433,896	10,246,363	10,143,250	10,031,383	9,943,582
Stockholders' equity:
Common stock		59,885	59,885	59,885	59,885	59,885
Additional paid-in capital		638,475	639,786	639,487	637,895	636,208
Legal surplus		173,905	169,537	164,990	160,560	155,732
Retained earnings		802,024	771,993	737,815	706,807	672,455
Treasury stock, at cost		(320,927)	(296,991)	(251,055)	(250,951)	(226,896)
Accumulated other comprehensive loss, net		(58,001)	(89,839)	(32,990)	(86,494)	(81,731)
Total stockholders' equity		1,295,361	1,254,371	1,318,132	1,227,702	1,215,653
Total liabilities and stockholders' equity		$11,729,257	$11,500,734	$11,461,382	$11,259,085	$11,159,235

OFG Bancorp (NYSE: OFG)
Table 4-1: Information on Loan Portfolio and Production

(Dollars in thousands) (unaudited)		March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024
Non-PCD:
Mortgage, excluding GNMA buy-back option program		$571,637	$580,267	$577,320	$581,023	$591,429
Mortgage GNMA buy-back option program	(22)	44,665	48,586	41,801	19,008	18,510
Commercial PR		2,337,872	2,310,281	2,318,964	2,291,753	2,178,748
Commercial US		727,409	704,081	680,388	662,026	740,665
Consumer		670,213	667,963	663,748	643,572	627,436
Auto		2,592,922	2,549,033	2,483,611	2,427,089	2,339,836
		6,944,718	6,860,211	6,765,832	6,624,471	6,496,624
Less: Allowance for credit losses		(174,752)	(170,709)	(155,133)	(150,849)	(148,767)
Total non-PCD loans held for investment, net		6,769,966	6,689,502	6,610,699	6,473,622	6,347,857

PCD:
Mortgage		819,271	841,964	864,491	885,096	909,106
Commercial PR		87,779	88,729	119,029	128,584	132,035
Consumer		595	598	560	605	544
Auto		281	460	664	951	1,358
		907,926	931,751	984,744	1,015,236	1,043,043
Less: Allowance for credit losses		(6,422)	(5,154)	(6,367)	(6,452)	(7,796)
Total PCD loans held for investment, net		901,504	926,597	978,377	1,008,784	1,035,247
Total loans held for investment		7,671,470	7,616,099	7,589,076	7,482,406	7,383,104
Mortgage loans held for sale		12,439	13,286	10,908	8,375	9,370
Other loans held for sale		4,362	4,446	4,716	12,361	18,904
Total loans, net		$7,688,271	$7,633,831	$7,604,700	$7,503,142	$7,411,378

Loan Portfolio Summary:
Loans held for investment:
Mortgage, excluding GNMA buy-back option program		$1,390,908	$1,422,231	$1,441,811	$1,466,119	$1,500,535
Mortgage GNMA buy-back option program	(22)	44,665	48,586	41,801	19,008	18,510
Commercial PR		2,425,651	2,399,010	2,437,993	2,420,337	2,310,783
Commercial US		727,409	704,081	680,388	662,026	740,665
Consumer		670,808	668,561	664,308	644,177	627,980
Auto		2,593,203	2,549,493	2,484,275	2,428,040	2,341,194
		7,852,644	7,791,962	7,750,576	7,639,707	7,539,667
Less: Allowance for credit losses		(181,174)	(175,863)	(161,500)	(157,301)	(156,563)
Total loans held for investment, net		7,671,470	7,616,099	7,589,076	7,482,406	7,383,104
Mortgage loans held for sale		12,439	13,286	10,908	8,375	9,370
Other loans held for sale		4,362	4,446	4,716	12,361	18,904
Total loans, net		$7,688,271	$7,633,831	$7,604,700	$7,503,142	$7,411,378

OFG Bancorp (NYSE: OFG)
Table 4-2: Information on Loan Portfolio and Production

		Quarter Ended
(Dollars in thousands) (unaudited)		March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024
Loan production	(13)
Mortgage		$37,014	$42,562	$37,091	$38,501	$32,180
Commercial PR		163,232	211,217	149,856	192,122	186,412
Commercial US		57,939	44,034	67,133	27,402	17,106
Consumer		67,859	68,941	86,575	80,348	68,591
Auto		232,897	242,225	231,573	250,638	232,314
Total		$558,941	$608,979	$572,228	$589,011	$536,603

OFG Bancorp (NYSE: OFG)
Table 5-1: Average Balances, Net Interest Income and Net Interest Margin

	2025 Q1			2024 Q4			2024 Q3			2024 Q2			2024 Q1
(Dollars in thousands) (unaudited)	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Interest earning assets:
Cash equivalents	$593,325	$6,316	4.32%	$560,013	$6,534	4.64%	$630,836	$8,362	5.27%	$656,728	$8,735	5.35%	$600,291	$7,996	5.36%
Investment securities	2,774,102	29,498	4.25%	2,704,307	28,288	4.18%	2,572,033	26,258	4.08%	2,489,488	24,666	3.96%	2,597,542	25,836	3.98%
Loans held for investment
Non-PCD loans	6,864,180	137,690	8.14%	6,763,828	139,659	8.21%	6,634,043	139,358	8.36%	6,576,634	137,741	8.42%	6,476,048	132,972	8.26%
PCD loans	920,577	15,718	6.83%	953,738	15,682	6.58%	1,000,468	15,052	6.02%	1,035,773	16,516	6.38%	1,065,709	16,622	6.24%
Total loans	7,784,757	153,408	7.99%	7,717,566	155,341	8.01%	7,634,511	154,410	8.05%	7,612,407	154,257	8.15%	7,541,757	149,594	7.98%
Total interest-earning assets	$11,152,184	$189,222	6.88%	$10,981,886	$190,163	6.89%	$10,837,380	$189,030	6.94%	$10,758,623	$187,658	7.02%	$10,739,590	$183,426	6.87%

Interest bearing liabilities:
Deposits
NOW accounts	$3,193,088	$14,897	1.89%	$3,282,808	$16,871	2.04%	$3,395,425	$20,013	2.34%	$3,448,144	$20,964	2.45%	$3,472,852	$20,516	2.38%
Savings accounts	2,093,431	5,028	0.97%	2,038,523	5,062	0.99%	2,009,028	4,777	0.95%	2,020,653	4,587	0.91%	2,042,865	4,417	0.87%
Time deposits	1,795,517	13,777	3.11%	1,689,684	13,247	3.12%	1,616,946	12,202	3.00%	1,552,829	11,109	2.88%	1,480,753	9,924	2.70%
Brokered deposits	158,222	1,647	4.22%	96,535	1,020	4.21%	21,068	221	4.17%	1,566	21	5.28%	58,737	803	5.50%
	7,240,258	35,349	1.98%	7,107,550	36,200	2.03%	7,042,467	37,213	2.10%	7,023,192	36,681	2.10%	7,055,207	35,660	2.03%
Non-interest bearing deposit accounts	2,541,743	—	—	2,544,198	—	—	2,567,353	—	—	2,578,216	—	—	2,536,320	—	—
Fair value premium and core deposit intangible amortization	—	943	—	—	1,132	—	—	1,131	—	—	1,131	—	—	1,132	—
Total deposits	9,782,001	36,292	1.50%	9,651,748	37,332	1.54%	9,609,820	38,344	1.59%	9,601,408	37,812	1.58%	9,591,527	36,792	1.54%
Borrowings
Securities sold under agreements to repurchase	63,531	710	4.53%	44,837	542	4.81%	—	—	—%	—	—	—%	—	—	—%
Advances from FHLB and other borrowings	295,135	3,149	4.33%	284,394	3,151	4.41%	241,062	2,811	4.64%	219,903	2,521	4.61%	220,773	2,532	4.61%
Total borrowings	358,666	3,859	4.36%	329,231	3,693	4.46%	241,062	2,811	4.64%	219,903	2,521	4.61%	220,773	2,532	4.61%
Total liabilities	$10,140,667	$40,151	1.61%	$9,980,979	$41,025	1.64%	$9,850,882	$41,155	1.66%	$9,821,311	$40,333	1.65%	$9,812,300	$39,324	1.61%
Interest rate spread		$149,071	5.27%		$149,138	5.25%		$147,875	5.28%		$147,325	5.36%		$144,102	5.26%
Net interest margin			5.42%			5.40%			5.43%			5.51%			5.40%

Core deposits: (Non-GAAP)
NOW accounts	$3,193,088	$14,897	1.89%	$3,282,808	$16,871	2.04%	$3,395,425	$20,013	2.34%	$3,448,144	$20,964	2.45%	$3,472,852	$20,516	2.38%
Savings accounts	2,093,431	5,028	0.97%	2,038,523	5,062	0.99%	2,009,028	4,777	0.95%	2,020,653	4,587	0.91%	2,042,865	4,417	0.87%
Time deposits	1,795,517	13,777	3.11%	1,689,684	13,247	3.12%	1,616,946	12,202	3.00%	1,552,829	11,109	2.88%	1,480,753	9,924	2.70%
	7,082,036	33,702	1.93%	7,011,015	35,180	2.00%	7,021,399	36,992	2.10%	7,021,626	36,660	2.10%	6,996,470	34,857	2.00%
Non-interest bearing deposit accounts	2,541,743	—	—	2,544,198	—	—	2,567,353	—	—	2,578,216	—	—	2,536,320	—	—
Total core deposits	$9,623,779	$33,702	1.42%	$9,555,213	$35,180	1.46%	$9,588,752	$36,992	1.53%	$9,599,842	$36,660	1.54%	$9,532,790	$34,857	1.47%
Total borrowings and brokered deposits: (Non-GAAP)
Total borrowings	$358,666	$3,859	4.36%	$329,231	$3,693	4.46%	$241,062	$2,811	4.64%	$219,903	$2,521	4.61%	$220,773	$2,532	4.61%
Brokered deposits	158,222	1,647	4.22%	96,535	1,020	4.21%	21,068	221	4.17%	1,566	21	5.28%	58,737	803	5.50%
Total borrowings and brokered deposits	$516,888	$5,506	4.32%	$425,766	$4,713	4.40%	$262,130	$3,032	4.60%	$221,469	$2,542	4.62%	$279,510	$3,335	4.80%

OFG Bancorp (NYSE: OFG)
Table 6-1: Loan Information and Performance Statistics

	2025	2024	2024	2024	2024
(Dollars in thousands) (unaudited)	Q1	Q4	Q3	Q2	Q1
Net Charge-offs
Non-PCD
Mortgage:
Charge-offs	$23	$24	$37	$1	$64
Recoveries	(186)	(190)	(72)	(540)	(267)
Total mortgage	(163)	(166)	(35)	(539)	(203)
Commercial PR:
Charge-offs	112	713	139	160	3,567
Recoveries	(152)	(381)	(1,455)	(111)	(52)
Total commercial PR	(40)	332	(1,316)	49	3,515
Commercial US:
Charge-offs	2,918	315	—	1,574	1,749
Recoveries	—	—	(24)	(45)	—
Total commercial US	2,918	315	(24)	1,529	1,749
Consumer:
Charge-offs	8,252	8,242	8,863	8,180	7,981
Recoveries	(725)	(1,792)	(830)	(851)	(693)
Total consumer	7,527	6,450	8,033	7,329	7,288
Auto:
Charge-offs	18,192	18,503	16,371	12,559	14,218
Recoveries	(7,674)	(8,137)	(6,300)	(5,926)	(5,971)
Total auto	10,518	10,366	10,071	6,633	8,247
Total	$20,760	$17,297	$16,729	$15,001	$20,596

PCD
Mortgage:
Charge-offs	$—	$—	$66	$29	$83
Recoveries	(341)	(345)	(250)	(93)	(638)
Total mortgage	(341)	(345)	(184)	(64)	(555)
Commercial PR:
Charge-offs	—	39	663	265	—
Recoveries	(25)	(1,026)	(70)	(158)	(157)
Total commercial PR	(25)	(987)	593	107	(157)
Consumer:
Charge-offs	—	—	—	—	—
Recoveries	(6)	(13)	(19)	(7)	(23)
Total consumer	(6)	(13)	(19)	(7)	(23)
Auto:
Charge-offs	1	1	9	6	9
Recoveries	(19)	(91)	(25)	(30)	(58)
Total auto	(18)	(90)	(16)	(24)	(49)
Total	$(390)	$(1,435)	$374	$12	$(784)

Total Net Charge-offs	$20,370	$15,862	$17,103	$15,013	$19,812
Net Charge-off Rates
Mortgage	(0.14)%	(0.14)%	(0.06)%	(0.16)%	(0.20)%
Commercial PR	(0.01)%	(0.11)%	(0.12)%	0.03%	0.58%
Commercial US	1.62%	0.18%	(0.01)%	0.85%	0.92%
Consumer	4.34%	3.72%	4.70%	4.42%	4.45%
Auto	1.63%	1.63%	1.64%	1.11%	1.42%
Total	1.05%	0.82%	0.90%	0.79%	1.05%
Average Loans Held For Investment
Mortgage	$1,404,961	$1,429,022	$1,446,855	$1,479,583	$1,511,281
Commercial PR	2,392,006	2,386,204	2,393,891	2,363,831	2,312,561
Commercial US	719,838	689,310	658,908	716,989	756,409
Consumer	693,563	692,119	681,391	663,315	652,843
Auto	2,574,389	2,520,911	2,453,466	2,389,589	2,308,663
Total	$7,784,757	$7,717,566	$7,634,511	$7,613,307	$7,541,757
(a) Refer to “(c)” in Table 1-1.

OFG Bancorp (NYSE: OFG)
Table 6-2: Loan Information and Performance Statistics (Excludes PCD Loans)

		2025	2024	2024	2024	2024
(Dollars in thousands) (unaudited)		Q1	Q4	Q3	Q2	Q1
Early Delinquency (30 - 89 days past due)
Mortgage		$9,830	$11,431	$10,822	$12,767	$13,080
Commercial		1,412	6,825	2,426	7,781	6,128
Consumer		12,129	14,281	13,485	13,102	10,901
Auto		128,619	170,013	161,025	152,817	126,704
Total		$151,990	$202,550	$187,758	$186,467	$156,813
Early Delinquency Rates (30 - 89 days past due)
Mortgage		1.59%	1.82%	1.75%	2.13%	2.14%
Commercial		0.05%	0.23%	0.08%	0.26%	0.21%
Consumer		1.81%	2.14%	2.03%	2.04%	1.74%
Auto		4.96%	6.67%	6.48%	6.30%	5.42%
Total		2.19%	2.95%	2.78%	2.81%	2.41%
Total Delinquency (30 days and over past due)
Mortgage:
Traditional, Non traditional, and Loans under Loss Mitigation		$21,457	$22,840	$22,954	$23,443	$25,985
GNMA's buy-back option program	(22)	44,665	48,586	41,801	19,008	18,509
Total mortgage		66,122	71,426	64,755	42,451	44,494
Commercial		17,692	20,193	17,460	17,703	14,171
Consumer		15,611	18,471	17,094	16,405	14,760
Auto		142,662	190,068	178,003	169,506	141,220
Total		$242,087	$300,158	$277,312	$246,065	$214,645
Total Delinquency Rates (30 days and over past due)
Mortgage:
Traditional, Non traditional, and Loans under Loss Mitigation		3.48%	3.63%	3.71%	3.91%	4.26%
GNMA's buy-back option program	(22)	7.25%	7.73%	6.75%	3.17%	3.03%
Total mortgage		10.73%	11.36%	10.46%	7.07%	7.29%
Commercial		0.58%	0.67%	0.58%	0.60%	0.49%
Consumer		2.33%	2.77%	2.58%	2.55%	2.35%
Auto		5.50%	7.46%	7.17%	6.98%	6.04%
Total		3.49%	4.38%	4.10%	3.71%	3.30%
Nonperforming Assets	(14)
Mortgage		$16,909	$16,928	$18,723	$17,325	$19,044
Commercial		44,150	38,913	36,099	34,477	33,794
Consumer		3,482	4,207	3,627	3,329	3,893
Auto		14,043	20,055	16,978	16,689	14,516
Total nonperforming loans		78,584	80,103	75,427	71,820	71,247
Foreclosed real estate		4,271	4,002	4,419	6,526	10,850
Other repossessed assets		6,656	6,595	6,969	5,713	6,844
Total nonperforming assets		$89,511	$90,700	$86,815	$84,059	$88,941
Nonperforming Loan Rates
Mortgage		2.74%	2.69%	3.02%	2.89%	3.12%
Commercial		1.44%	1.29%	1.20%	1.17%	1.16%
Consumer		0.52%	0.63%	0.55%	0.52%	0.62%
Auto		0.54%	0.79%	0.68%	0.69%	0.62%
Total loans		1.13%	1.17%	1.11%	1.08%	1.10%

OFG Bancorp (NYSE: OFG)
Table 6-3: Loan Information and Performance Statistics

		2025	2025	2024	2024	2024
(Dollars in thousands) (unaudited)		Q1	Q4	Q3	Q2	Q1
Nonperforming PCD Loans	(14)
Mortgage		$234	$239	$241	$244	$247
Commercial		8,666	2,641	3,920	4,748	5,969
Total nonperforming loans		$8,900	$2,880	$4,161	$4,992	$6,216
Nonperforming PCD Loan Rates
Mortgage		0.03%	0.03%	0.03%	0.03%	0.03%
Commercial		9.87%	2.98%	3.29%	3.69%	4.52%
Total		0.98%	0.31%	0.42%	0.49%	0.60%
Total PCD Loans Held for Investment
Mortgage		$819,271	$841,964	$864,491	$885,096	$909,106
Commercial		87,779	88,729	119,029	128,584	132,035
Consumer		595	598	560	605	544
Auto		281	460	664	951	1,358
Total loans		$907,926	$931,751	$984,744	$1,015,236	$1,043,043

		2025	2024	2024	2024	2024
(Dollars in thousands) (unaudited)		Q1	Q4	Q3	Q2	Q1
Total Nonperforming Loans	(14)
Mortgage		$17,143	$17,167	$18,964	$17,569	$19,291
Commercial		52,816	41,554	40,019	39,225	39,763
Consumer		3,482	4,207	3,627	3,329	3,893
Auto		14,043	20,055	16,978	16,689	14,516
Total nonperforming loans		$87,484	$82,983	$79,588	$76,812	$77,463
Total Nonperforming Loan Rates
Mortgage		1.19%	1.17%	1.28%	1.18%	1.27%
Commercial		1.68%	1.34%	1.28%	1.27%	1.30%
Consumer		0.52%	0.63%	0.55%	0.52%	0.62%
Auto		0.54%	0.79%	0.68%	0.69%	0.62%
Total		1.11%	1.06%	1.03%	1.01%	1.03%
Total Loans Held for Investment
Mortgage		$1,435,573	$1,470,817	$1,483,612	$1,485,127	$1,519,045
Commercial		3,153,060	3,103,091	3,118,381	3,082,363	3,051,448
Consumer		670,808	668,561	664,308	644,177	627,980
Auto		2,593,203	2,549,493	2,484,275	2,428,040	2,341,194
Total loans		$7,852,644	$7,791,962	$7,750,576	$7,639,707	$7,539,667
(a) Refer to “(a)” in Table 1-1.

OFG Bancorp (NYSE: OFG)
Table 7: Allowance for Credit Losses

	Quarter Ended March 31, 2025
(Dollars in thousands) (unaudited)	Mortgage	Commercial	Consumer	Auto	Total
Allowance for credit losses Non-PCD:
Balance at beginning of period	$6,395	$44,814	$31,818	$87,682	$170,709
Provision for (recapture of) credit losses	(636)	3,516	7,945	13,978	24,803
Charge-offs	(23)	(3,030)	(8,252)	(18,192)	(29,497)
Recoveries	186	152	725	7,674	8,737
Balance at end of period	$5,922	$45,452	$32,236	$91,142	$174,752

Allowance for credit losses PCD:
Balance at beginning of period	$4,514	$622	$11	$7	$5,154
Provision for (recapture of) credit losses	(787)	1,691	(6)	(20)	878
Charge-offs	—	—	—	(1)	(1)
Recoveries	341	25	6	19	391
Balance at end of period	$4,068	$2,338	$11	$5	$6,422

Allowance for credit losses summary:
Balance at beginning of period	$10,909	$45,436	$31,829	$87,689	$175,863
Provision for (recapture of) credit losses	(1,423)	5,207	7,939	13,958	25,681
Charge-offs	(23)	(3,030)	(8,252)	(18,193)	(29,498)
Recoveries	527	177	731	7,693	9,128
Balance at end of period	$9,990	$47,790	$32,247	$91,147	$181,174
Allowance coverage ratio	0.70%	1.52%	4.81%	3.51%	2.31%

OFG Bancorp (NYSE: OFG)
Table 8-1: Reconciliation of GAAP to Non-GAAP Measures and Calculation of Regulatory Capital
In addition to disclosing required regulatory capital measures, we also report certain non-GAAP capital measures that management uses in assessing its capital adequacy. These non-GAAP measures include tangible common equity ("TCE") and TCE ratio. The table below provides the details of the calculation of our regulatory capital and non-GAAP capital measures. While our non-GAAP capital measures are widely used by investors, analysts and bank regulatory agencies to assess the capital position of financial services companies, they may not be comparable to similarly titled measures reported by other companies.

	2025	2024	2024	2024	2024
(Dollars in thousands) (unaudited)	Q1	Q4	Q3	Q2	Q1
Stockholders' Equity to Non-GAAP Tangible Common Equity
Total stockholders' equity	$1,295,361	$1,254,371	$1,318,132	$1,227,702	$1,215,653
Less: Intangible assets	(97,791)	(99,023)	(100,501)	(101,979)	(103,457)
Tangible common equity (Non-GAAP)	$1,197,570	$1,155,348	$1,217,631	$1,125,723	$1,112,196

Common shares outstanding at end of period	44,924	45,440	46,559	46,562	47,217
Tangible book value per common share (Non-GAAP)	$26.66	$25.43	$26.15	$24.18	$23.55
Total Assets to Non-GAAP Tangible Assets
Total assets	$11,729,257	$11,500,734	$11,461,382	$11,259,085	$11,159,235
Less: Intangible assets	(97,791)	(99,023)	(100,501)	(101,979)	(103,457)
Tangible assets (Non-GAAP)	$11,631,466	$11,401,711	$11,360,881	$11,157,106	$11,055,778
Non-GAAP TCE Ratio
Tangible common equity	$1,197,570	$1,155,348	$1,217,631	$1,125,723	$1,112,196
Tangible assets	11,631,466	11,401,711	11,360,881	11,157,106	11,055,778
TCE ratio	10.30%	10.13%	10.72%	10.09%	10.06%
Average Equity to Non-GAAP Average Tangible Common Equity
Average total stockholders' equity	$1,290,888	$1,304,779	$1,280,760	$1,223,669	$1,213,469
Less: Average intangible assets	(98,229)	(99,558)	(101,042)	(102,499)	(103,988)
Average tangible common equity (Non-GAAP)	$1,192,659	$1,205,221	$1,179,718	$1,121,170	$1,109,481

OFG Bancorp (NYSE: OFG)
Table 8-2: Reconciliation of GAAP to Non-GAAP Measures and Calculation of Regulatory Capital Measures (Continued)

		BASEL III
		Standardized
		2025	2024	2024	2024	2024
(Dollars in thousands) (unaudited)		Q1	Q4	Q3	Q2	Q1
Regulatory Capital Metrics
Common equity Tier 1 capital		$1,261,662	$1,256,906	$1,260,944	$1,223,031	$1,205,231
Tier 1 capital		1,261,662	1,256,906	1,260,944	1,223,031	1,205,231
Total risk-based capital	(15)	1,373,004	1,367,692	1,371,041	1,330,474	1,309,893
Risk-weighted assets		8,843,043	8,812,422	8,772,207	8,561,549	8,338,168
Regulatory Capital Ratios
Common equity Tier 1 capital ratio	(16)	14.27%	14.26%	14.37%	14.29%	14.45%
Tier 1 risk-based capital ratio	(17)	14.27%	14.26%	14.37%	14.29%	14.45%
Total risk-based capital ratio	(18)	15.53%	15.52%	15.63%	15.54%	15.71%
Leverage ratio	(19)	10.83%	10.93%	11.12%	10.86%	10.76%

Common Equity Tier 1 Capital Ratio Under Basel III Standardized Approach
Total stockholders' equity		$1,295,361	$1,254,371	$1,318,132	$1,227,702	$1,215,653
Plus: CECL transition adjustment	(20)	—	6,852	6,852	6,852	6,852
Plus: Unrealized losses on available-for-sale securities, net of income tax		58,001	89,839	32,990	86,494	81,731
Total adjusted stockholders’equity		1,353,362	1,351,062	1,357,974	1,321,048	1,304,236
Less: Disallowed goodwill, net		(80,742)	(82,355)	(84,241)	(84,241)	(84,241)
Disallowed other intangible assets, net		(10,958)	(11,801)	(12,789)	(13,776)	(14,764)
Common equity Tier 1 capital and Tier 1 capital		1,261,662	1,256,906	1,260,944	1,223,031	1,205,231
Plus Tier 2 capital: Qualifying allowance for credit losses		111,342	110,786	110,097	107,443	104,662
Total risk-based capital		$1,373,004	$1,367,692	$1,371,041	$1,330,474	$1,309,893

OFG Bancorp (NYSE: OFG)
Table 9: Notes to Financial Summary, Selected Metrics, Loans, and Consolidated Financial Statements (Tables 1 - 8)

(1)	Total banking and financial service revenues.
(2)	Net interest income plus non-interest income, net (core)
(3)	Calculated based on net income available to common shareholders divided by average common shares outstanding for the period.
(4)	Calculated based on net income available to common shareholders divided by total average common shares outstanding and equivalents for the period as if converted.
(5)	Tangible book value per common share is a non-GAAP measure calculated based on tangible common equity divided by common shares outstanding. See "Tables 8-1 and 8-2: Reconciliation of GAAP to Non-GAAP Measures and Calculation of Regulatory Capital Measures" for additional information.
(6)	Information includes all loans held for investment, including PCD loans.
(7)	Calculated based on annualized net interest income for the period divided by average interest-earning assets for the period.
(8)	Calculated based on annualized income, net of tax, for the period divided by average total assets for the period.
(9)	Calculated based on annualized income available to common shareholders for the period divided by average tangible common equity for the period.
(10)	Calculated based on non-interest expense for the period divided by total net interest income and total banking and financial services revenues for the period.
(11)	Calculated based on annualized net charge-offs for the period divided by average loans held for investment for the period.
(12)	Non-GAAP ratios. See "Tables 8-1 and 8-2: Reconciliation of GAAP to Non-GAAP Measures and Calculation of Regulatory Capital Measures" for information on the calculation of each of these ratios.
(13)	Production of new loans (excluding renewals).
(14)	Most PCD loans are considered to be performing due to the application of the accretion method, in which these loans will accrete interest income over the remaining life of the loans using estimated cash flow analyses. Therefore, they are not included as non-performing loans. PCD loan pools that are not accreting interest income are deemed to be non-performing loans and presented separately.
(15)	Total risk-based capital equals the sum of Tier 1 capital and Tier 2 capital.
(16)	Common equity Tier 1 capital ratio is a regulatory capital measure calculated based on Common equity Tier 1 capital divided by risk-weighted assets.
(17)	Tier 1 risk-based capital ratio is a regulatory capital measure calculated based on Tier 1 capital divided by risk-weighted assets.
(18)	Total risk-based capital ratio is a regulatory capital measure calculated based on Total risk-based capital divided by risk-weighted assets.
(19)	Leverage capital ratio is a regulatory capital measure calculated based on Tier 1 capital divided by average assets, after certain adjustments.
(20)	In March 2020, in light of strains on the U.S. economy as a result of the coronavirus disease (COVID-19), the Board of Governors of the Federal Reserve System, the Federal Deposit Insurance Corporation, and the Office of the Comptroller of the Currency issued an interim final rule that provided the option to temporarily delay the effects of CECL on regulatory capital for two years, followed by a three-year transition period. In addition, for the first two years, a uniform 25% “scaling factor” is introduced to approximate the portion of the post day-one allowance attributable to CECL relative to the incurred loss methodology. The 25% scaling factor is calibrated to approximate an overall after-tax impact of differences in allowances under CECL versus the incurred loss methodology.
(21)	Pre-provision net revenues is a non-GAAP measure calculated based on net interest income plus total non-interest income, net, less total non-interest expenses for the period.
(22)	Under the GNMA program, issuers such as OFG Bancorp have the option but not the obligation to repurchase loans that are 90 days or more past due. For accounting purposes, these loans subject to the repurchase option are required to be reflected (rebooked) on the financial statements of the Company with an offsetting liability.